1. CONSULTING AGREEMENT THIS CONSULTING AGREEMENT (the “Agreement”) is made by and between Ovid Therapeutics Inc. (“Company”) and Jeffrey Rona (“Consultant”), effective as of July 6, 2026 (the “Effective Date”). 1. ENGAGEMENT OF SERVICES. Subject to the terms of this Agreement, Consultant agrees to provide consulting services to Company as described in Exhibit A hereto (the “Services”). Consultant agrees to exercise diligence and the highest degree of professionalism in providing the Services. Consultant shall perform all Services in compliance with all applicable laws. 2. COMPENSATION. As sole compensation for the performance of the Services, Company will pay to Consultant the amounts and on the schedule specified in Exhibit A. 3. INDEPENDENT CONTRACTOR RELATIONSHIP. Consultant’s relationship with Company is that of an independent contractor, and nothing in this Agreement is intended to, or should be construed to, create a partnership, agency, joint venture or employment relationship with Company. Consultant is not entitled to and will be excluded from participating in any of Company’s benefit plans or programs (and Consultant waives the right to receive any such benefits). Consultant is solely responsible for all tax returns, payments, or reports required to be filed with or made to any federal, state or local tax authority with respect to Consultant’s receipt of fees under this Agreement. Consultant is not authorized to make any representation, contract or commitment on behalf of Company unless specifically requested or authorized to do so by an executive officer of Company. No part of Consultant’s compensation will be subject to withholding by Company for the payment of any social security, federal, state or any other employee payroll taxes. 4. NON-DISCLOSURE OF PROPRIETARY INFORMATION. Consultant recognizes that Consultant will be exposed to, have access to and be engaged in the development of information regarding the trade secrets, technology, strategic sales/marketing plans, intellectual property, and confidential business activities of the Company and its affiliated entities. At all times during Consultant’s engagement and thereafter, Consultant will hold in strictest confidence and will not disclose, use, lecture upon or publish any of the Proprietary Information (defined below), except as such disclosure, use or publication may be required in connection with the Services, or unless an officer of the Company expressly authorizes such in writing, or unless otherwise permitted or required by law. “Proprietary Information” includes (a) trade secrets, inventions, ideas, samples, procedures and formulations for producing any such samples, media and/or processes, data, methods, software, source and object codes, programs, other works of authorship, know-how, improvements, discoveries, developments, developmental or experimental work, designs, and techniques; (b) information regarding the operation of the Company, including its products, services, marketing and business plans, budgets, accounts, financial statements, contracts, prices and costs, suppliers, and current or potential customers; (c) information regarding the skills and compensation of employees, contractors, and any other service providers of the Company; and (d) the existence of any business discussions, negotiations, or agreements between any third party and the Company. Notwithstanding the foregoing, Consultant understands that an individual may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official,

2. either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. 5. ASSIGNMENT OF WORK PRODUCT. Consultant hereby assigns to the Company any and all right, title, and interest in and to any and all Work Product, including all intellectual property rights therein, but only to the extent such Work Product is created by Consultant in the course of performing the Services for the Company under this Agreement or through use of the Company’s Proprietary Information. Consultant will execute such documents and perform such other acts as Company may reasonably request for use in applying for, assigning, obtaining, perfecting, evidencing, sustaining, and enforcing such Work Product. As used in this Agreement, “Work Product” means any trade secrets, ideas, inventions, works of authorship, know-how, improvements, discoveries, developments, designs, techniques, or other copyrightable or patentable works created in the course of performing the Services for the Company under this Agreement. Work Product excludes Consultant’s pre-existing intellectual property and any intellectual property developed independently of the Services without use of the Company’s Proprietary Information. 6. TERM AND TERMINATION. The term of this Agreement will begin as of the Effective Date and will automatically terminate on December 31, 2027 (the “Term”). During the Term, the Company may only terminate this Agreement if the Consultant engages in or the Company discovers Consultant’s acts constituting Cause (as defined, mutatis mutandis, by the Executive Employment Agreement between the parties, dated September 30, 2020). Consultant may terminate this Agreement at any time upon 14 calendar days’ prior written notice to Company. 7. RETURN OF COMPANY PROPERTY. Unless otherwise authorized by Company, upon termination of the Agreement or earlier as requested by Company, Consultant will deliver to Company any Company property in Consultant’s possession, and any other documents or material containing or disclosing any Work Product. 8. GENERAL PROVISIONS. 8.1 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, excluding its choice of law principles. 8.2 Severability; No Assignment. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement. This Agreement may not be assigned by Consultant without Company’s consent, and any such attempted assignment shall be void and of no effect. 8.3 Entire Agreement. This Agreement, along with the Separation Agreement and General Release, dated July 5, 2026 (the “Separation Agreement”), and the Confidential Information and Invention Assignment Agreement, together constitute the final, complete, and exclusive agreement of the parties with respect to the subject matter of each referenced agreement, and supersede and merge all prior or contemporaneous proposals, discussions, negotiations, understandings, promises, representations, conditions, communications and agreements, whether

3. written or oral, between the parties with respect to such subject matter. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by Consultant and the Chief Executive Officer of Company. IN WITNESS WHEREOF, the parties have caused this Consulting Agreement to be executed by their duly authorized representative. OVID THERAPEUTICS INC. By: /s/ Meg Alexander Meg Alexander (Printed Name) Title: President and Chief Executive Officer CONSULTANT By: /s/ Jeffrey Rona Jeffrey Rona (Printed Name)

EXHIBIT A SERVICES Nature of Work: Consultant will be responsible for providing strategic advice and consulting as requested by the Company in any area of Consultant’s expertise. Consultant will exercise the highest degree of professionalism and utilize Consultant’s expertise and creative talents in performing the Services. Compensation: A. Retainer. Consultant will be paid a one-time retainer equal to $24,500 within seven (7) days following execution of this Agreement. B. Consulting Fees. For each month from the signing of the Agreement through January 2027 (total of 7 months), Consultant agrees to provide services up to seven (7) hours per month without additional consideration beyond the Retainer. For any hours in excess of seven (7) in any month, Consultant shall be paid a fee of $500 per hour, payable monthly in arrears. Fees will not be due in relation to transition services provided to the Company pursuant to the Separation Agreement. C. Continuing Service Provider. The parties intend that during the term of this Agreement, Consultant shall be considered to be in “Continuous Service” for the purposes of the Company’s 2017 Equity Incentive Plan and other relevant or successor plans, as applicable.